®
PG&E

Corporation
Barclays Capital CEO Energy - Power Conference
September 7- 8, 2011
Kent Harvey
Chief Financial Officer, PG&E Corporation

Cautionary Language Regarding
Forward-Looking Statements
This presentation contains forward-looking statements regarding the estimated future costs Pacific Gas and Electric
Company (“Utility”) will incur associated with its natural gas pipeline operations, including forecasted costs under the
Utility’s proposed implementation plan to conduct hydrostatic pressure tests and/or replace pipelines (“Implementation
Plan”), estimated third-party liabilities related to the rupture of a natural gas pipeline that occurred in a residential area of
San Bruno, California on September 9, 2010 (“San Bruno Accident”), potential future insurance recoveries for third-party liability costs related to the San Bruno accident, and the estimated financial impact that these matters will have on PG&E
Corporation’s and the Utility’s income available for common shareholders. These statements are based on various assumptions and management’s current knowledge of relevant facts. Actual results could differ materially based on various factors, including:
•     how the determination by the National Transportation Safety Board (“NTSB”) of the probable cause of the San Bruno accident will affect the outcome of pending and future regulatory, legislative, or other proceedings or investigations related to the San Bruno accident and the safety of the Utility’s natural gas transmission pipelines;
•     the scope, timing of the final Implementation Plan that is approved by the CPUC and whether the CPUC approves the Utility’s proposed allocation of Implementation Plan-related costs between shareholders and ratepayers;
•     the actual level of costs incurred outside the scope of the Implementation Plan, such as costs to gather pipeline documents, conduct additional leak surveys and inspections, engage in customer outreach, test in-line camera inspection technologies, and participate in the ongoing legal and regulatory proceedings and investigations involving the San Bruno accident and natural gas pipeline matters;
•     the results of the CPUC’s independent audit being conducted on the costs incurred by the Utility since 1996 on its natural gas transmission pipelines;
•     the outcome of the CPUC’s investigation of the December 24, 2008 natural gas explosion in Rancho Cordova;
•     whether the Utility incurs civil or criminal penalties as a result of the pending or future proceedings and investigations related to the Utility’s operations;
• changes in estimated third-party liability claims or insurance recoveries related to the San Bruno accident;
• the costs to comply with new state or federal requirements applicable to natural gas transmission pipelines and whether the Utility is able to recover such costs through rates;
• whether the Utility incurs additional third-party liabilities or other costs in connection with service disruptions that may occur as the Utility decreases or increases pressure in its natural gas transmission system to comply with regulatory orders; and
• other factors and risks discussed in PG&E Corporation and the Utility’s 2010 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Incoming Chairman, CEO and    Page 4
President Overview
Key Ratemaking Proceedings   Page 5
Gas Matters      Page 6
Appendix      Page 11
Table of Contents

Tony Earley
Incoming Chairman of the Board, CEO and President
PG&E Corporation
Start Date:
September 13, 2011
Key Attributes & Experience:
Industry veteran
Operational experience (electric, gas and nuclear)
Track record of working with stakeholders

Key Ratemaking Proceedings
Proceeding	Effective Through
• General Rate Case (Electric and gas distribution, generation base revenues)	2013
• Gas Transmission & Storage Case (Gas transmission and storage base revenues)	2014
• Transmission Owner 13 Rate Case (Electric transmission base revenues)	Late 2012(1)
• Cost of Capital (ROE and equity ratio)	2012
(1) Current rates are in place until PG&E files an update

NTSB - Probable Cause and
Next Steps
On August 30, 2011, the NTSB determined that the probable cause of the San Bruno accident was:
 1. Inadequate PG&E quality assurance and quality control in
 1956 during the Line 132 relocation project
 2. Inadequate PG&E pipeline integrity management program
 26 recommendations in total, with eight specific to PG&E,
 were issued as a result of the NTSB’s investigation.
Final report will ultimately be posted
on the NTSB’s website

Gas Pipeline Order Instituting Rulemaking
•  Focused on new standards and practices for safety and
   integrity of gas pipelines in California
•  As directed by the CPUC, California’s natural gas
   transmission operators developed and filed
   comprehensive pipeline pressure testing or replacement
   plans on August 26, 2011
•  As directed by the CPUC, PG&E’s plan included a cost
   sharing proposal between shareholders and customers
CPUC Rulemaking
Next Step: Hearings scheduled for November 7-10 & 14

PG&E filed its $2.2 billion Pipeline Safety Enhancement Plan (PSEP)
on August 26, 2011.
Proposed costs for Phase 1 (2011-2014) and other pipeline-related costs
CPUC Rulemaking and Other
Pipeline Costs 2010 - 2014
Forecast Costs in $MM	2010	2011	2012	2013	2014	Total
PSEP Expense		220.7	231.1	154.8	143.9	750.5
Post-1970 Pipe Expense		39.0	42.8	12.7	3.2	97.7
2011 Capital-Related Costs(1)		1.4	-	-	-	1.4
Additional Gas Pipeline-Related Expense	63.3	152.1	*	*	*	215.4*
Subtotal Gas Pipeline-Related Expense	63.3	413.2	273.9	167.5	147.1	1,065.0
Proposed Shareholder Allocation	63.3	413.2	42.8*	12.7*	3.2*	535.2*
PSEP Capital		68.9	384.3	480.3	499.9	1,433.4
(1) 2011 capital-related revenue requirement (including depreciation, taxes, and return) for capital projects forecast to be operational in 2011 will be funded by shareholders)
* Does not include ongoing costs associated with regulatory and legal proceedings and other gas pipeline related activities outside the scope of the PSEP. Also does not include potential fines or penalties.

Record Keeping Order Instituting Investigation
OII will take into account NTSB findings
Could result in fines or penalties
• Examine PG&E’s gas transmission recordkeeping practices
 for compliance with regulatory standards
• Determine whether deficient recordkeeping caused or
 contributed to the San Bruno pipeline accident
CPUC Investigation
Next Step: Pre-hearing conference scheduled for
September 6, 2011

Estimated 2011 Financial Impacts of
Gas Pipeline Matters

	Incurred Costs	Third Party Liability Accrual	Insurance Recoveries
2010 Actual	$63 million	$220 million	$0
2011 Actual(1)	$126 million	$59 million	$60 million
2011 Estimated Range(2)	$350 - $550 million(3)	$59 - $180 million	$60 million
2011 Forecast Costs and Recoveries
Related to Gas Pipeline Matters
PG&E expects most of the costs associated with third-party
claims to be recovered through insurance
(1) Incurred through end of Q2 2011
(2) Current of as August 4, 2011, the date of PG&E Corporation’s Q2 earnings release
Ranges do not include estimates of potential fines or penalties, or of future insurance recoveries
(3) The point estimate of $413.2 million provided on page 7 includes all cost components incorporated in the 2011 estimated range.

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Appendix

| Regulatory Case | Docket # | Expected Decision Date |
| --- | --- | --- |
| 2009 Energy Efficiency Incentive Claim | A. 11-06-028 | Schedule not yet adopted |
| 2012-14 Demand Response Programs and Budgets | A. 11-03-001 | Decision anticipated by year end |
| Gas Pipeline Safety Order Instituting Rulemaking | R.11-02-019<br>D.11-03-047<br>D.11-06-017 | Final decision requested in early 2012 |
| Gas Transmission System Records Order Instituting Investigation | I.11-02-016 | Schedule not yet adopted |
| Order Instituting Investigation regarding the December 24, 2008 Accident in Rancho Cordova, California. | I.10-11-013 | Final decision expected in Q4 2011 |
| Transmission Owner ("TO") 13 Rate Case | ER.10-2026-000 | Final decision received on August 10, 2011 |
| Long Term Procurement Plan (LTPP) | R.10-05-006 | Final decisions for Track I, II and III expected in 2011 |
| Nuclear Relicensing | A.10-01-022 | Requested that the Nuclear Regulatory Commission delay final action on renewal application until additional seismic studies are complete |
| Request for New Generation Offers and Potential New Utility-Owned Generation (Oakley) | A.09-09-021<br>D.10-07-045<br>D.10-12-050<br>D.11-05-049 | Decision received on December 16, 2010 approving the development and construction of Oakley; recovery of associated costs in customer rates to begin no earlier than January 1, 2016 |
| Smart Grid Order Instituting Rulemaking | R.08-12-009<br>D.10-06-047 | Smart Grid Deployment Plan filed on June 30, 2011; timing of subsequent rulemaking proceedings TBD |

PG&E®

Key Regulatory Proceedings